EX-99.1

               CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                    PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-QSB of Capital Group One, Inc. for the quarter ended August 31, 2003, I, Matthew McNeally Chief Executive Officer of Financial
Ventures, Inc. and I, James Steward, Chief Financial Officer of Capital Group One, Inc. hereby certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1) 	such Report on Form 10-QSB for the quarter ended August 31,
2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) 	the information contained in such Report on Form 10-QSB for
the quarter ended August 31, 2003, fairly presents, in all material respects, the financial condition and results of operations of Capital Group One, Inc.

December 4, 2003


                              By:/s/ Matthew McNeally
                                 --------------------------
                                  Matthew McNeally
                                  Chief Executive Officer


                              By:/s/ James Steward
                                 --------------------
                                 James Steward
                                 Chief Financial Officer